UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): August 19, 2022
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02. Termination of a Material Definitive Agreement

On August 19, 2022, loanDepot.com, LLC, a Delaware limited liability company and an indirect majority-owned subsidiary of loanDepot, Inc. (the “Company”), decided to reduce its funding capacity based on current and projected mortgage loan originations by exercising its right to prepay in full its 2020-2 Securitization Facility (as defined below) and terminating (a) its Master Repurchase Agreement, dated as of December 17, 2020 (as amended through the date hereof, the “MRA”), by and among the Company, as seller, Mello Warehouse Securitization Trust 2020-2 (“MWST 2020-2”), as buyer; (b) its Indenture, dated as of December 17, 2020 (the “Indenture”), between MWST 2020-2, as issuer, the Company, as servicer, and U.S. Bank National Association, as indenture trustee, note calculation agent, standby servicer and initial securities intermediary; and (c) certain ancillary agreements (together with the Indenture and the MRA, the “2020-2 Securitization Facility”).

Pursuant to the Indenture, the MWST 2020-2 initially issued $500 million of notes (the “MWST Notes”). The MWST Notes were backed by a revolving warehouse line of credit, secured by newly originated, first-lien, fixed rate or adjustable rate, residential mortgage loans which are originated in accordance with the criteria of Fannie Mae or Freddie Mac for the purchase of mortgage loans or in accordance with the criteria of Ginnie Mae for the guarantee of securities backed by mortgage loans and other eligibility criteria set forth in the MRA.

No borrowings are currently outstanding under the 2020-2 Securitization Facility and the Company did not incur any termination penalties as a result of the termination of the 2020-2 Securitization Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

Date: August 24, 2022